SPROTT FUNDS TRUST

Sprott Gold Equity Fund

Investor Class (SGDLX)

Institutional Class (SGDIX)

Supplement Dated December 9, 2020 to the Summary Prospectus, Prospectus, and Statement of Additional Information dated January 21, 2020, as amended June 12, 2020

The section in the summary portion of the Prospectus entitled “Management – Portfolio Managers” is replaced in its entirety with the following:

The Fund’s portfolio management team is comprised of John Hathaway, Douglas B. Groh, Maria Smirnova and Shree Kargutkar. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hathaway is the lead portfolio manager on the team.

Mr. Hathaway, Senior Portfolio Manager of Sprott Asset Management USA Inc., was a portfolio manager or a co-portfolio manager of the Predecessor Fund since its inception in 1997, and has been a portfolio manager of the Fund since its inception in January 2020. Mr. Groh, Senior Portfolio Manager of Sprott Asset Management USA Inc., was a co-portfolio manager of the Predecessor Fund since 2012 and has been a portfolio manager of the Fund since its inception in January 2020. Ms. Smirnova, Senior Portfolio Manager of Sprott Asset Management LP, has served as a portfolio manager of the Fund since December 2020. Mr. Kargutkar, Portfolio Manager of Sprott Asset Management LP, has served as portfolio manager of the Fund since December 2020.

The following disclosure is added to the Prospectus as the last paragraph under the heading “Fund Management – Portfolio Managers:”

Maria Smirova has served as portfolio manager of the Fund since December 2020. She has 20 years of investment experience. She first joined Sprott Asset Management LP in 2005 as a research associate supporting the metals and mining team. She currently serves as Lead Portfolio Manager of Sprott Silver Equities Class and Co-Portfolio Manager of Sprott Gold and Precious Minerals Fund. Prior to joining Sprott, Maria served as a Product Development Analyst at Fidelity Investments. Ms. Smirnova holds a Master of Business Administration degree from the Rotman School of Management, University of Toronto, and a Bachelor of Commerce degree from the University of Toronto. She has been a CFA® charterholder since 2002.

Shree Kargutkar has served as portfolio manager of the Fund since December 2020. He has more than 10 years of investment experience. He began his career at Sprott Asset Management in May 2010. During his time at Sprott, he has run both long-only and long-short strategies. Mr. Kargutkar specializes in precious metals and commodities investing. He also leverages his expertise in derivatives across various mandates and implements strategies for risk mitigation, income generation and improving upside capture. He obtained his MBA from the University of Toronto in 2011. Mr. Kargutkar holds a B.A. Hons (Psychology) from York University and is a CFA® charterholder.

The following table is added to the section entitled “MANAGEMENT AND OTHER SERVICE PROVIDERS – Other Accounts Managed by the Portfolio Managers” in the Statement of Additional Information:

Name of Portfolio Manager	Other Accounts Managed as of October 31, 2020			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Maria Smirnova	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$297,000,000	0	$0
	Other Accounts	1	$15,000,000	0	$0

Shree Kargutkar	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$135,000,000	0	$0
	Other Accounts	4	$80,000,000	0	$0

The section entitled “MANAGEMENT AND OTHER SERVICE PROVIDERS – Portfolio Manager Compensation” in the Statement of Additional Information is replaced in its entirety as follows:

Compensation. Mr. Hathaway, Mr. Groh, Ms. Smirnova and Mr. Kargutkar each receive compensation in connection with their management of the Fund and other accounts identified above, which includes the following components: (1) base remuneration, (2) incentive fee, and (3) a discretionary annual bonus.

Base Remuneration. The annual base remuneration can be a fixed or variable amount. Certain Portfolio Managers and the investment team members are paid a fixed remuneration out of the variable amount, which is discussed below. Mr. Groh, Ms. Smirnova and Mr. Kargutkar each receive a fixed remuneration. Mr. Hathaway receives a variable remuneration. The variable amount is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, derived from the value of the portfolio assets of accounts (including the Fund), for which these individuals are Portfolio Managers. These Portfolio Managers will receive the balance of any respective variable amounts remaining as their compensation, after payment of the fixed amounts to the Portfolio Managers mentioned above and other members of the investment team and certain other expenses.

Incentive Fee. For some accounts managed by the Portfolio Managers, a portion of the fees paid to the Advisor may be linked to performance. For these particular accounts, the Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. These Portfolio Managers are then paid a percentage of all these incentive fees and the Advisor retains the balance. The Fund is not among the accounts included in the incentive fee arrangement and, consequently, the Fund’s performance does not impact any Portfolio Manager’s receipt of an incentive fee

Bonus. Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his or her base remuneration. The level of the discretionary bonus is determined by the General Partner based upon a number of factors, including the firm’s profitability, the expansion of the client account base, the securities market environment for the respective period, the portion of revenue generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his or her role in the development of other investment professionals and his or her work relationship with support staff, and his or her overall contribution to strategic planning and his or her input in decisions for the Advisor’s group of investment managers.

***

This Supplement dated December 9, 2020, and the Summary Prospectus, Prospectus and Statement of Additional Information dated January 21, 2020, as amended June 12, 2020, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus, and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-940-4653.